                                                                    Exhibit 10.7


                                                                  CONFORMED COPY


THIS COMMON STOCK PURCHASE WARRANT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS COMMON STOCK PURCHASE WARRANT HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION, AND THIS COMMON STOCK PURCHASE WARRANT AND THE SHARES THAT MAY BE PURCHASED HEREUNDER MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL THAT THE PROPOSED TRANSACTION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AND APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT IS SUBJECT TO THE TERMS OF A WARRANT AGREEMENT, DATED AS OF JANUARY 24, 2000, BETWEEN STYLECLICK.COM INC. AND USA NETWORKS, INC.



                               STYLECLICK.COM INC.

                          COMMON STOCK PURCHASE WARRANT

                                  NUMBER _____

         THIS IS TO CERTIFY that USA Networks, Inc., a Delaware corporation, and its transferees, successors and assigns (the "WARRANTHOLDER"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, is entitled to purchase from Styleclick.com Inc., a California corporation (the "COMPANY"), at a price per share equal to the Exercise Price, 328,084 shares of fully paid and nonassessable Common Stock of the Company, subject to the terms and conditions of the Warrant Agreement, dated as of January 24, 2000, between the Company and the Warrantholder (as amended or otherwise modified, the "WARRANT AGREEMENT"). The number of shares of Common Stock subject to this Warrant is subject to adjustment or reduction as set forth in Section 7 of the Warrant Agreement. Capitalized terms used herein shall have the meanings ascribed to such terms in the Warrant Agreement.

         Payment of the Exercise Price may be made as set forth in Section 3 of the Warrant Agreement.

         If this Warrant is not exercised on or before 5:00 p.m., Pacific Standard time on the Expiration Date, this Warrant shall become void and all rights hereunder shall cease as of such time, except as provided in the Warrant Agreement.

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                                                                               2


         This Warrant is issued pursuant to the Warrant Agreement and is subject to, and entitled to the benefits of, all of the terms, provisions and conditions of the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference herein and made a part hereof. The Warrant Agreement sets forth a full description of the rights, limitations of rights, obligations, duties and immunities of the Company and the Warrantholder with respect to this Warrant. Copies of the Warrant Agreement are on file at the Principal Office of the Company.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its duly authorized officer, as of the 24th day of January, 2000.


                                STYLECLICK.COM INC.


                                By: /s/ Maurizio Vecchione
                                    ----------------------------------
                                    Name:  Maurizio Vecchione
                                    Title: President and Co-CEO